EXHIBIT  32.1



CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Marc Ebersole, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of National Parking Systems, Inc. on Form 10-QSB/A for the quarterly Period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of National Parking Systems, Inc.

Date: October 20,  2005


                                   By:   /s/  Marc  Ebersole
                                         ----------------------------
                                         Marc  Ebersole,
                                         Chief  Executive  Officer  and
                                         Chief  Financial  Officer

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